As filed with the Securities and Exchange Commission on July 2, 2003

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-7242

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 (207) 879-1900

                         David I. Goldstein, President
                              Two Portland Square
                             Portland, Maine 04101
                                 (207) 879-1900

                   Date of fiscal year end: OCTOBER 31, 2003

                    Date of reporting period: APRIL 30, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


        [LOGO]                           FOUNTAINHEAD
         KING                            SPECIAL VALUE FUND




                                         SEMI-ANNUAL REPORT

                                         APRIL 30, 2003

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


A Message to Our Shareholders..............................................   1

Performance Chart & Analysis...............................................   4

Schedule of Investments....................................................   5

Statement of Assets and Liabilities........................................   6

Statement of Operations....................................................   7

Statements of Changes in Net Assets........................................   8

Financial Highlights.......................................................   9

Notes to Financial Statements..............................................  10

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2003
--------------------------------------------------------------------------------


April 30, 2003, marked the first six months of Fountainhead Special Value Fund's (KINGX) seventh fiscal year. After several trying years for the overall equity markets, the Fund has seen strong relative performance versus its peers and the overall market in 2003. For the six months ended April 30, 2003, the Fund has returned 7.31%. Year-to-date through April 30, 2003, the Fund's performance was 8.34% compared to the Russell Mid-Cap Index at 4.73% and the Lipper Mid-Cap Core Average of 3.92% for the same time period (additional performance information on page 4).

Performance over the last six months has been driven primarily by investments in healthcare, telecommunications, and financials. In the healthcare area, Interpore Cross, a spinal implant company, rose 52%; Beckman Coulter, a lab science and diagnostics company, rose 40%; and Mylan Labs and Ivax Corp., both generic drug companies, rose 35% and 28%, respectively. Our star telecommunications holding was Warwick Valley Telephone, a rural local carrier, which rose 39% over the six-month period. Finally, in financials, solid performance was led by two mortgage-originators, Saxon Capital and Countrywide Financial, which rose 38% and 34%, respectively. Capital One Financial, a credit card company, also rose 26%. Stocks that hindered the Fund's performance during the six-month period include UnumProvident (-42%), Robert Mondavi (-22%), U.S. Oncology (-22%), and Royal Caribbean (-17%). Each of these stocks has met one or more of the criteria in our sell discipline and have since been sold.

In past shareholder reports, we have written more about the overall market or our thoughts on the economy. In this report, we thought we might mention some of the individual stocks themselves that we have been buying. Recent new purchases have occurred in a wide variety of industries, including the consumer cyclical, financial, healthcare, select technology, and consumer staple areas. To highlight a few companies, shares in Pep Boys, Cardinal Health, and Duane Reade have all been purchased since the start of the calendar year. Pep Boys - Manny, Moe & Jack (PBY) has 629 stores and more than 6,500 service bays in 36 states and Puerto Rico. Along with its vehicle repair and maintenance capabilities, PBY also serves the commercial auto parts delivery market and is one of the leading sellers of replacement tires in the U.S. Even in a weak economic environment, PBY has managed to increase earnings at a rate of at least 30% in eight of the last nine quarters (the shortfall coming in the most recent one). The recent shortfall was attributed to an environment where very low consumer confidence prevailed and one in which the replacement tire market was very depressed. Going forward, management's primary focus is to improve sales in all four areas of PBY's core businesses. Given the progress PBY has thus far made in merchandise and service margins, expense control, and the ongoing improvement of its balance sheet, PBY should be positioned for growth when the economy and the replacement tire markets normalize. PBY operates in a growth-oriented industry. Although PBY recently experienced some weakness in the most recent quarter, there should be little further downside given its very strong free cash flow cushion. In fact, at its current valuation, PBY has a free cash flow yield north of 20%. In addition, PBY has enormous operating leverage if sales growth were to accelerate. At current levels, PBY trades at a 30% discount to its peer group as well as at a discount to its five-year projected earnings per share (EPS) growth rate.

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (CONTINUED)
APRIL 30, 2003
--------------------------------------------------------------------------------


Cardinal Health (CAH) is a leading provider of supply management, pharmaceutical technology, and information technology products and services to the healthcare industry. Through its four primary subsidiaries (Pharmaceutical Distribution & Provider Services, Medical-Surgical Products & Services, Pharmaceutical Technologies & Services, and Automation & Information Services), CAH develops, manufactures, packages, and markets products for patient care; develops drug-delivery technologies; distributes pharmaceuticals, medical-surgical, and laboratory supplies; and offers consulting and other services. CAH produces approximately $40 billion in annual revenues. With a well-diversified portfolio of distribution, manufacturing, and information technology products and services, CAH has distinguished itself as one of the best-managed and most consistent performers in the healthcare market. With a strong and deep management team, efficient operations, strategically well-positioned footprint, and large platform for growth, CAH is well positioned to continue to take advantage of growth in the pharmaceutical, medical/surgical, and healthcare information technology markets. CAH's diversified revenue and income streams, in conjunction with a strong track record for growth, potentially put it onto a path of multiple expansion and solid performance in 2003. While revenue growth is slowing from the mid-20% range down to the mid-teens range, margins are expanding nicely thanks to the generic cycle and synergies realized from recent acquisitions. At current levels, CAH is trading well below both its seven-year average price-to-earnings (P/E) multiple and at a discount to its historical valuation based on its seven-year price-to-cash flow multiple.

Finally, Duane Reade (DRD) is a drugstore chain operating primarily in metropolitan New York. DRD sells prescription and over-the-counter drugs, health and beauty aids, cosmetics, hosiery, greeting cards, photo supplies, and other products. DRD has weathered a difficult period for New York over the past eighteen months (since the horrific events of September 11th). DRD's sub-par financial results have reflected the struggling New York economy. Unemployment in the NY metro area has risen to 8% since September 11th. This has contributed to softer foot traffic for DRD, particularly during this past holiday season, when sales of higher margin front-end products were notably soft. However, despite the current weakness, DRD has made notable steps in improving its financial condition (i.e., its leverage ratio--net debt/EBITDA--has improved from 5x in 1998 to 2.7x in 2002). This is a very impressive feat in the face of such a huge headwind. In addition, DRD has slowed new store development for 2003 in order to have a more defensive posture in a difficult environment. The current share price weakness in DRD may spark interest by larger drug store companies looking at DRD as an inexpensive way of entering the #1 U.S. drugstore market with strong long-term prospects. DRD, by a long shot, holds the largest market share in the retail drugstore market in New York City. A distant second are the many mom and pop stores which populate the Manhattan streets. Because real estate is so scarce and expensive in New York City, other large chains have not been able to penetrate this very profitable market. As a result, the only cost effective means to get a foothold in New York City would be to make an acquisition; DRD is the only chain of size to acquire. Another option would be to acquire a very large number of independent drug stores and then attempt to integrate them, a very challenging and expensive long-term project. Despite the terrorists' attacks on the city, New York will

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (CONCLUDED)
APRIL 30, 2003
--------------------------------------------------------------------------------


survive and thrive again, and the drug store business should also do very well. While the near-term outlook for DRD is cloudy, it has a very profitable franchise which should look attractive to a larger drug retailer a year or two down the road. DRD currently trades at a steep discount to its private-market value as well as at a discount to its five-year projected EPS growth rate. If acquired, DRD could be quite valuable, based on a healthy haircut given to the valuations of previous acquisitions in the same industry.

Thank you for your continued support of the Fountainhead Special Value Fund. You may contact King Investment Advisors, Inc. at 713-961-0462 if you have questions about the Fund.


Sincerely,

/s/ Roger E. King

Roger E. King
Chairman and President


THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF APRIL 30, 2003 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT AND DO NOT CONSTITUTE INVESTMENT ADVICE.

INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES MAY INVOLVE GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. IN ADDITION, THE FUND'S PORTFOLIO MAY BE OVERWEIGHT IN AN INDUSTRY SECTOR IN WHICH ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND'S PERFORMANCE. PRICE-TO-EARNINGS RATIO (P/E) IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. PRICE TO CASH FLOW IS THE RATIO OF A STOCK'S LATEST CLOSING PRICE DIVIDED BY CASH FLOW PER SHARE FOR THE PAST 12 MONTHS. EBITDA IS EARNINGS BEFORE INTEREST, TAXES, DIVIDENDS, AND AMORTIZATION. THE LIPPER MID-CAP CORE AVERAGE IS COMPILED BY LIPPER INC., AN INDEPENDENT MUTUAL FUND RESEARCH AND RATING SERVICE. EACH LIPPER AVERAGE REPRESENTS A UNIVERSE OF FUNDS THAT ARE SIMILAR IN INVESTMENT OBJECTIVE. THE LIPPER AVERAGES ARE NOT INVESTMENT PRODUCTS AVAILABLE FOR PURCHASE. (06/03)

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART & ANALYSIS
APRIL 30, 2003
--------------------------------------------------------------------------------


                                               AVERAGE ANNUAL TOTAL RETURN

                                                             SINCE INCEPTION
                                           1 YEAR    5 YEAR  DECEMBER 31, 1996
                                           ------    ------  -----------------
Fountainhead Special Value Fund           (19.57%)   (2.59%)     5.99%
Russell Midcap(R)Index                    (14.13%)    1.00%      6.68%

[EDGAR REPRESENTATION OF BAR CHART:

                       FOUNTAINHEAD SPECIAL           RUSSELL MIDCAP
                       VALUE FUND - $14,451           INDEX - $15,058
                       --------------------           ---------------
12/31/1996                    10,000                     10,000
                              10,210                     10,187
 1/31/1997                    10,420                     10,374
 2/28/1997                    10,830                     10,358
                              10,485                     10,138
 3/31/1997                    10,140                      9,918
 4/30/1997                     9,860                     10,165
 5/31/1997                    10,870                     10,907
 6/30/1997                    11,560                     11,263
 7/31/1997                    11,990                     12,203
 8/31/1997                    11,860                     12,071
 9/30/1997                    12,950                     12,759
10/31/1997                    13,370                     12,263
11/30/1997                    13,070                     12,555
12/31/1997                    13,665                     12,901
 1/31/1998                    13,432                     12,658
 2/28/1998                    14,756                     13,647
 3/31/1998                    15,909                     14,295
 4/30/1998                    16,475                     14,330
 5/31/1998                    15,757                     13,887
 6/30/1998                    16,232                     14,079
 7/31/1998                    15,423                     13,408
 8/31/1998                    11,977                     11,263
 9/30/1998                    12,230                     11,992
10/31/1998                    12,745                     12,810
11/30/1998                    12,482                     13,416
12/31/1998                    13,180                     14,203
 1/31/1999                    13,968                     14,179
 2/28/1999                    14,241                     13,707
 3/31/1999                    15,353                     14,137
 4/30/1999                    16,535                     15,181
 5/31/1999                    17,384                     15,137
 6/30/1999                    18,668                     15,671
 7/31/1999                    19,011                     15,241
 8/31/1999                    18,931                     14,846
 9/30/1999                    20,214                     14,324
10/31/1999                    23,115                     15,003
11/30/1999                    26,380                     15,435
12/31/1999                    30,753                     16,793
 1/31/2000                    29,423                     16,237
 2/29/2000                    30,879                     17,485
 3/31/2000                    30,376                     18,486
 4/30/2000                    27,548                     17,611
 5/31/2000                    25,369                     17,145
 6/30/2000                    27,485                     17,652
 7/31/2000                    26,060                     17,454
 8/31/2000                    27,893                     19,127
 9/30/2000                    26,615                     18,854
10/31/2000                    28,501                     18,563
11/30/2000                    24,217                     16,892
12/31/2000                    25,921                     18,178
 1/31/2001                    30,564                     18,471
 2/28/2001                    27,661                     17,346
 3/31/2001                    25,269                     16,270
 4/30/2001                    26,586                     17,662
 5/31/2001                    27,661                     17,991
 6/30/2001                    27,891                     17,821
 7/31/2001                    27,175                     17,311
 8/31/2001                    24,822                     16,646
 9/30/2001                    21,088                     14,638
10/31/2001                    21,267                     15,218
11/30/2001                    22,520                     16,493
12/31/2001                    23,850                     17,156
 1/31/2002                    20,461                     17,053
 2/28/2002                    18,313                     16,872
 3/31/2002                    19,310                     17,884
 4/30/2002                    17,967                     17,537
 5/31/2002                    17,469                     17,339
 6/30/2002                    15,269                     16,176
 7/31/2002                    13,466                     14,598
 8/31/2002                    13,901                     14,678
 9/30/2002                    12,967                     13,323
10/31/2002                    13,466                     13,997
11/30/2002                    13,709                     14,969
12/31/2002                    13,338                     14,379
 1/31/2003                    13,121                     14,088
 2/28/2003                    12,954                     13,902
 3/31/2003                    13,108                     14,039
 4/30/2003                    14,451                     15,058 ]



The chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 24% of the total market capitalization of the Russell 1000(R) Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO TH SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

             SECURITY                                                        SECURITY
SHARES       DESCRIPTION                      VALUE              SHARES      DESCRIPTION             VALUE
-------------------------------------------------------------------------------------------------------------

COMMON STOCK (95.2%)                                         COMMON STOCK - CONTINUED

AGRICULTURAL PRODUCTION (3.1%)                               MISCELLANEOUS RETAIL (6.3%)
    12,700   Delta & Pine Land Co.         $  295,402             12,600   CVS Corp.                   $  305,046
                                           ----------             22,500   Duane Reade, Inc. +            302,625
                                                                                                        ----------
BUSINESS SERVICES (8.9%)                                                                                  607,671
     7,000  CACI International, Inc. Class A+ 244,510                                                   ----------
    43,000  Cendant Corp. +                   614,040
                                           ----------        NONDEPOSITORY CREDIT INSTITUTIONS (14.4%)
                                              858,550              9,500  Capital One Financial Corp.     397,765
                                           ----------              9,000  Countrywide Financial Corp.     608,400
                                                                  25,900  Saxon Capital, Inc. +           382,025
CHEMICALS & ALLIED PRODUCTS (7.1%)                                                                     ----------
    23,000  IVAX Corp. +                      369,610                                                   1,388,190
    11,250  Mylan Laboratories, Inc.          318,037                                                  ----------
                                           ----------
                                              687,647        PHARMACEUTICALS (12.2%)
                                           ----------             37,500  Andrx Corp. +                   605,250
COMMUNICATIONS (4.3%)                                              4,900  Cardinal Health, Inc.           270,872
     8,000   Fox Entertainment Group, Inc.                        10,000  Pfizer, Inc.                    307,500
              Class A+                        203,200                                                   ---------
     5,000   Hector Communications Corp. +     58,500                                                   1,183,622
     2,000   Warwick Valley Telephone Co.     158,000                                                   ---------
                                           ----------
                                              419,700        TECHNOLOGY (3.4%)
                                           ----------             21,000  Check Point Software            330,330 +
DOMESTIC DEPOSITORY INSTITUTIONS (5.8%)                                      Technologies Ltd  +        ---------
     8,800  Astoria Financial Corp.           220,176        WHOLESALE TRADE - DURABLE GOODS (2.5%)
    21,100  Greater Bay Bancorp               337,600             27,900   Pep Boys Manny Moe & Jack      238,824
                                           ----------                                                   ----------
                                              557,776
                                           ----------        TOTAL COMMON STOCK (COST $7,838,903)       9,191,787
INDUSTRIALS (4.2%)                                                                                      ----------
     8,000  Rockwell Collins, Inc.            171,040        REAL ESTATE INVESTMENT TRUST (4.6%)
     8,000  Textron, Inc.                     235,920             44,100  American Realty Trust *         441,000
                                           ----------                      (Cost $447,200)              ----------
                                              406,960
                                           ----------
INSURANCE CARRIERS (5.0%)                                     SHORT-TERM INVESTMENTS (0.2%)
    14,000  Fidelity National Financial, Inc. 481,600             15,443  Deutsche Cash Management Fund    15,443
                                           ----------                  8  Deutsche Money Market Fund            8
                                                                                                        ----------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;              TOTAL SHORT-TERM INVESTMENTS (COST $15,451)   15,451
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (18.0%)                                                           ----------
    10,200  Beckman Coulter, Inc.             396,474        TOTAL INVESTMENTS IN SECURITIES (100.0%)
    10,200  Boston Scientific Corp. +         439,110        (COST $8,301,554)                        $ 9,648,238
    64,150  Interpore International, Inc. +   571,577        Other Assets and Liabilities, Net (0.0%)       5,474
    17,300  Wright Medical Group, Inc. +      328,354                                                   ----------
                                           ----------        TOTAL NET ASSETS (100.0%)                $ 9,653,712
                                            1,735,515                                                  ===========
                                           ----------

-----------------------------------------------------
+ Non-income producing security.
* Restricted  security priced at fair value as determined pursuant to the Fund's valuation process.


See Notes to Financial Statements.                5

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

ASSETS

      Total investments, at value  (Cost $8,301,554) (Note 2)                              $ 9,648,238

      Cash                                                                                       4,926

      Receivables:
         Fund shares sold                                                                       13,399
         Interest and dividends                                                                    760
         Expense reimbursement from adviser (Note 4)                                            22,336
                                                                                      -----------------

Total Assets                                                                               $ 9,689,659
                                                                                      -----------------

LIABILITIES
      Accrued liabilities:
         Accounting fees (Note 3)                                                                  538
         Administrator fees (Note 3)                                                             3,929
         Custodian fees (Note 3)                                                                 1,708
         Transfer agency fees (Note 3)                                                           2,850
         Other accrued expenses                                                                 26,922
                                                                                      -----------------

Total Liabilities                                                                               35,947
                                                                                      -----------------

NET ASSETS                                                                                 $ 9,653,712
                                                                                      =================

COMPONENTS OF NET ASSETS
      Paid-in capital                                                                     $ 17,746,487
      Undistributed net investment loss                                                         (2,830)
      Accumulated net realized loss on investments                                          (9,436,629)
      Unrealized appreciation on investments                                                 1,346,684
                                                                                      -----------------

NET ASSETS                                                                                 $ 9,653,712
                                                                                      =================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      (BASED ON NET ASSETS OF $9,653,712 AND 854,262 SHARES OUTSTANDING)                   $     11.30
                                                                                      =================


See Notes to Financial Statements.        6


--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF OPERATIONS
PERIOD ENDED APRIL 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest income                                                                           $ 1,541
      Dividend income                                                                            64,415
                                                                                         ---------------
Total Investment Income                                                                          65,956
                                                                                         ---------------

EXPENSES
      Investment advisory fees (Note 3)                                                          41,271
      Administrator fees (Note 3)                                                                20,596
      Transfer agency fees (Note 3)                                                              16,625
      Custodian fees (Note 3)                                                                     3,940
      Accounting fees (Note 3)                                                                   19,453
      Legal fees                                                                                  2,909
      Auditing fees                                                                               8,758
      Trustees fees and expenses                                                                    185
      Reporting expenses                                                                          8,571
      Compliance expenses                                                                         7,013
      Miscellaneous expenses                                                                      3,072
                                                                                         ---------------

Total Expenses                                                                                  132,393
      Fees waived and expenses reimbursed (Note 4)                                              (63,607)
                                                                                         ---------------
Net Expenses                                                                                     68,786
                                                                                         ---------------

NET INVESTMENT LOSS                                                                              (2,830)
                                                                                         ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SHORT SALES
      Net realized loss from investments and short sales                                       (402,666)
      Net change in unrealized appreciation of investments and short sales                    1,056,978
                                                                                         ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SHORT SALES                                 654,312
                                                                                         ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $ 651,482
                                                                                         ===============


See Notes to Financial Statements.          7

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     Period Ended
                                                                    April 30, 2003              Year Ended
                                                                      (Unaudited)            October 31, 2002
                                                                ------------------------   ---------------------

OPERATIONS
    Net investment loss                                                     $    (2,830)           $   (152,444)
    Net realized loss from investments and short sales                         (402,666)             (7,719,571)
    Net change in unrealized appreciation
        of investments and short sales                                        1,056,978               1,245,345
                                                                ------------------------   ---------------------

Net Increase (Decrease) in Net Assets from Operations                           651,482              (6,626,670)
                                                                ------------------------   ---------------------

CAPITAL SHARE TRANSACTIONS
    Sale of shares                                                              352,886               3,667,166
    Redemption of shares                                                       (985,815)             (7,936,078)
                                                                ------------------------   ---------------------
Net (Decrease)in Net Assets from Capital Share Transactions                    (632,929)             (4,268,912)
                                                                ------------------------   ---------------------

    Redemption fees                                                                   -                   4,491
                                                                ------------------------   ---------------------

Net Increase (Decrease) in Net Assets                                            18,553             (10,891,091)

NET ASSETS
    Beginning of period                                                       9,635,159              20,526,250
                                                                ------------------------   ---------------------
    End of period (a)                                                       $ 9,653,712            $  9,635,159
                                                                ========================   =====================

SHARE ACTIVITY
    Sale of shares                                                               33,355                 271,435
    Redemption of shares                                                        (94,191)               (590,323)
                                                                ------------------------   ---------------------
Net Increase (Decrease) in Shares                                               (60,836)               (318,888)
                                                                ========================   =====================

(a) Accumulated Net Investment Loss                                            $ (2,830)                    $ -
                                                                ========================   =====================


See Notes to Financial Statements.            8

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.

                                              Period Ended
                                             April 30, 2003                     Year Ended October 31,
                                              (Unaudited)      2002         2001         2000         1999          1998
                                             --------------   ------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $10.53       $16.63       $27.21       $22.86       $12.61        $13.35

INVESTMENT OPERATIONS
    Net investment loss                               - (b)    (0.17)       (0.25)       (0.31)       (0.16)        (0.09)
    Net realized and unrealized gain (loss)
         on investments                            0.77        (5.93)       (6.21)        5.70        10.41         (0.51)
                                                ---------    ---------    ---------     -------     ---------      -------

Total from Investment Operations                   0.77        (6.10)       (6.46)        5.39        10.25         (0.60)
                                                ---------    ---------    ---------     -------     ---------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net realized gain on investments                  -            -        (4.13)       (1.04)           -         (0.14)
                                                ---------    ---------    ---------     -------     ---------      -------

REDEMPTION FEE (A)                                    -            - (b)     0.01            -            -             -
                                                ---------    ---------    ---------     -------     ---------      -------

NET ASSET VALUE, END OF PERIOD                   $11.30       $10.53       $16.63       $27.21       $22.86        $12.61
                                               ===========   =========    ========     ========     ========     =========

TOTAL RETURN                                       7.31%      (36.68)%     (25.38)      %23.35%       81.28%        (4.67)%


RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Period (000's omitted)       $9,654       $9,635      $20,526      $24,921      $14,068        $6,637

Ratios to Average Net Assets:

    Net investment loss                           (0.06)(c)    (0.99)%      (1.26)%      (1.15)%      (0.95)%       (0.67)%

    Expenses                                       1.50%(c)     1.50%        1.50%        1.42%        1.25%         1.20%

    Expenses (excluding reimbursement/
               waiver of fees)                     2.89%(c)     2.20%        1.94%        2.03%        2.50%         2.76%

PORTFOLIO TURNOVER RATE                              61%         219%         113%         125%         178%          108%


-----------------------------------------------
(a)  Calculated  using the average share method.
(b)  Less than $0.01 per share.
(c)  Annualized.


See Notes to Financial Statements.              9

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Fountainhead Special Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-three investment portfolios. The Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. On June 5, 2001, the Trust's Board of Trustees (the "Board") approved the reorganization of Fountainhead Special Value Fund, a series of AmeriPrime Funds (the "AmeriPrime Series"), into a newly created series of the Trust with the same name. The Fund is the legal and accounting successor to the AmeriPrime Series which commenced operations on December 31, 1996.

The Fund seeks long-term capital growth through primarily investing in common stocks of small- and medium-sized companies. Small- and medium-sized companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION-Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. Common stocks which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and ask prices. Debt instruments that mature in sixty days or less may be valued at amortized cost.

Securities for which market quotations are insufficient or not readily available, or in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Board. Investments in other open-end regulated investment companies are valued at net asset value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
APRIL 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. There were no securities sold short as of April 30, 2003.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - The Fund charges a redemption fee of 1% of net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The fee, which is retained by the Fund, is accounted for as paid-in capital. There were no redemption fees collected by the Fund during the six-month period ended April 30, 2003.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to the Fund is King Investment Advisors, Inc. (the "Adviser"). For its services, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the Fund's average daily net assets up to $100 million and 0.05% of the remaining net assets, subject to an annual minimum fee of $40,000.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Concluded)
APRIL 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives an annual fee of $24,000, $24 per shareholder account per year, plus certain out-of-pocket expenses.

CUSTODIAN - The custodian for the Fund is Forum Trust, LLC (the "Custodian"). The Custodian safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. For its services, the Custodian receives an annual fee of 0.01% on the Fund's average daily net assets. In addition, the Custodian receives from the Fund an annual fee of $3,600 plus certain transaction costs and out-of-pocket costs.

DISTRIBUTOR - The distributor for the Fund is Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. FFS receives no compensation for its distribution services.

FUND ACCOUNTANT - The fund accountant for the Fund is Forum Accounting Services, LLC ("FAcS"). For its services, FAcS receives an annual fee of $36,000 plus 0.02% of the Fund's average daily net assets up to $100 million and 0.005% thereafter. The Fund also pays certain surcharges based on number of security positions held and out-of-pocket expenses.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2004, so that total expenses of the Fund do not exceed 1.50% of average daily net assets. For the six month period ended April 30, 2003, the Adviser waived fees of $41,271 and reimbursed certain expenses totaling $22,336.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, were $5,522,564 and $5,479,284, respectively, for the six month period ending April 30, 2003.

NOTE 6.  RESTRICTED SECURITIES

The Fund may consider certain restricted securities to be liquid based on procedures adopted by the Board.

The following securities have been valued by the Valuation Committee pursuant to the Fund's valuation procedures:



                                ACQUISITION            ACQUISITION                VALUE             % OF NET ASSETS
          SECURITY                 DATE                   COST               AT APRIL 30, 2003      AT APRIL 30, 2003
 -------------------          -------------------    -----------------      -------------------     -------------------
American Realty Trust         September 4, 2002        $ 410,000               $ 441,000                   4.3%
American Realty Trust         January 14, 2003         $  37,200               $  31,000                   0.3%

        [LOGO]    King Investment Advisors, Inc.
         KING     c/o Forum Shareholders Services, LLC
                  P.O. Box 446
                  Portland, Maine 04112




                                                   DISTRIBUTOR
                                              Forum Fund Services, LLC
                                                Two Portland Square
                                               Portland, Maine 04101




                                      This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

     (a) - The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

(a) Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).